Exhibit 99.1

Contact: Flushing Financial Corporation Susan K. Cullen Senior Executive Vice President, Chief Financial Officer (718) 961-5400	Empire Bancorp, Inc. William Franz SVP, Director of Marketing & Investor Relations (631) 348-4444

Flushing Financial Corporation and Empire

Bancorp Inc. Agree to Complete Their

Merger Under Extended Time Frame

Uniondale and Islandia, NY – August 17, 2020 – Today, John R. Buran, President and Chief Executive Officer of Flushing Financial Corporation (“Flushing”) (Nasdaq-GS:FFIC) announced, “I am pleased that our respective Boards have agreed to extend the timeframe for Flushing to complete the acquisition of Empire Bancorp Inc. (“Empire”) (OTC:EMPK), and we are now anticipating a fourth quarter close.

“With this acquisition, we will create a community bank of superior scale and operational leverage that presents us with a greater ability to improve service to our customers and enhance shareholder value. The acquisition of Empire is consistent with our stated strategic objectives. This acquisition will reduce our cost of funds and increase our non-interest bearing deposits. It will make us more efficient in both the short and long term. The merger will expand Flushing’s presence in Long Island, a market of over 140,000 businesses with consumers having a median household income of over $100,000. Most importantly, we expect earnings accretion of 20% in 2021 with additional future opportunities as we build upon Empire’s business relationships.

Finally, both of our companies have enjoyed a long history of conservative credit discipline. We believe the benefits of that discipline will be demonstrated in this challenging economic environment.”

Douglas C. Manditch, Empire’s Chairman and Chief Executive Officer, said, “We believe the combination of these two strong community banks will further lever the significant investments both entities have made in people, processes and technology and positively impact our earnings potential. We look forward to continuing to provide our customers with exceptional service and deliver enhanced value to our shareholders.”

The transaction value based on Flushing’s recent stock trading price represents 0.96x Empire’s tangible book value and a 0.4% deposit discount based on June 30, 2020 financial information. On a combined basis, the transaction is expected to be accretive to earnings by 20% in 2021. It will be dilutive to tangible book value by 7.2% at closing with a projected earn-back period of 3.4 years using the cross-over method.

The combined company at close is expected to have approximately $8.2 billion in assets, $6.7 billion in loans, $6.0 billion in deposits, and 24 branches in Queens, Brooklyn, Manhattan, and on Long Island.

Under an amendment to the current merger agreement, Flushing and Empire will have the flexibility to close the proposed transaction on a basis that may result in all of the merger consideration received by Empire shareholders being taxable, for U.S. federal income tax purposes, including the shares of Flushing common stock received in exchange for Empire common stock. The merger consideration will not otherwise be affected.

Completion of the proposed transaction is subject to customary closing conditions, including the approval of the amendment by Empire’s shareholders at a special meeting of shareholders (the “Supplemental Shareholder Meeting”), to be held as soon as practicable. As previously announced, the required regulatory approvals for the proposed transaction have been obtained, although the amendment is subject to receipt or waiver of regulatory approvals related to the amendment in accordance with the prior approval orders.

In addition, Flushing announced today that the deadline by which Empire shareholders must submit their election to receive cash, shares of Flushing common stock, or both as “merger consideration” in connection with the proposed transaction will be 5:00 p.m. Eastern Time on the date of the Supplemental Shareholder Meeting. All elections will be subject to the election, allocation and proration procedures set forth in the merger agreement and the amendment and Empire shareholders will receive updated election materials at the time of the distribution of the proxy materials for the Supplemental Shareholder Meeting.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq-GS: FFIC) is the holding company for Flushing Bank®, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. Flushing Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. Flushing Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting Flushing’s website at http://www.flushingbank.com.

About Empire Bancorp, Inc.

Empire Bancorp, Inc. (OTCQX: EMPK) is a bank holding company for Empire National Bank, a Long Island-based independent bank that specializes in serving the financial services needs of privately-owned small and medium-sized businesses, professionals, nonprofit organizations, real estate investors and consumers through a wide variety of tailored loan and deposit products and business banking services. Empire National Bank has four full-service banking offices located in Islandia, Shirley, Port Jefferson Station, and Mineola.

Cautionary Notes on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2019 and those disclosed in Flushing’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; diversion of management time on merger-related matters; and the impact of the novel coronavirus (COVID-19) and other infectious illness outbreaks that may arise in the future, which has created significant uncertainties in U.S. and global markets. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction, as amended and supplemented from time to time. While the list of factors presented here and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this press release or in any documents, Flushing and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transaction

In connection with the proposed transaction, Flushing filed a registration statement on Form S-4 with the SEC, and Flushing’s registration statement, as amended, was declared effective by the SEC on January 17, 2020. A definitive proxy statement/prospectus was first mailed to Empire shareholders on or about January 21, 2020. Flushing intends to file a supplement to the registration statement with the SEC that will include a supplemental proxy statement of Empire with respect to the Supplemental Shareholder Meeting and a prospectus of Flushing, and Flushing will file other documents regarding the proposed transaction with the SEC. Flushing may file other documents with the SEC regarding the proposed transaction. Before making any voting or investment decision, investors and shareholders of Flushing and Empire are urged to carefully read the entire registration statement, proxy statement and prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A supplemental proxy statement will be sent to Empire shareholders seeking the required shareholder approvals. When available, copies of the registration statement, the proxy statement and the prospectus, as they may be amended or supplemented from time to time, may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400, or from Empire by sending a written request to William Franz, Senior Vice President, Director of Marketing and Investor Relations, Empire Bancorp, 1707 Veterans Highway, Islandia, NY 11749, telephone (631) 348-4444.

Investors and shareholders are also urged to carefully review and consider Flushing’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and proxy statements. The documents filed by Flushing with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov or through a link on Flushing’s website at www.flushingbank.com. These documents may also be obtained free of charge from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400.

Participants in the Solicitation

Flushing, Empire and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Empire’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Flushing and their ownership of Flushing common stock is set forth in the proxy statement for Flushing’s 2020 Annual Meeting of Stockholders filed with the SEC on April 16, 2020. Information about the directors and executive officers of Empire is available on Empire’s website at empirenb.com. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies from Empire’s shareholders in connection with the proposed transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when they become available. Once available, free copies of the proxy statement and prospectus (as amended and supplemented from time to time) may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.